SECURITIES ESCROW AGREEMENT

THIS SECURITIES ESCROW AGREEMENT (the “Agreement”), dated August 9, 2007, is entered into by and among Jpak Group, Inc., a Nevada corporation (f/k/a Rx Staffing, Inc., the “Company”), Vision Opportunity Master Fund, Ltd., a Cayman Islands company (“Vision”), QVT Fund LP, a Cayman Island limited partnership (“QVT”), Quintessence Fund L.P., a Cayman Island limited partnership (“Quintessence”, and together with Vision and QVT, the “Purchasers”), certain stockholders of the Company set forth on Schedule A (the “Principal Stockholders”), and Kramer Levin Naftalis & Frankel LLP, with an address at 1177 Avenue of the Americas, New York, New York 10036 (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, the Purchasers will be acquiring from the Company shares of Series A convertible preferred stock (the “Preferred Shares”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) upon conversion of certain notes held by the Purchasers (the “Notes”);

WHEREAS, as an inducement to the Purchasers to acquire the Preferred Shares, the Principal Stockholders have agreed to place the Escrow Shares (as hereinafter defined) into escrow for the benefit of the Purchasers in the event the Company fails to achieve net income for the fiscal year ended June 30, 2008 (“Fiscal 2008”) of $3.955 million (the “Fiscal 2008 Performance Threshold”), as reported by the Company in its audited financial statements for Fiscal 2008 prepared in accordance with US GAAP (the “Fiscal 2008 Financial Statements”), as more fully described in Section 1.3; and

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Escrow Shares on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
TERMS OF THE ESCROW

1.1  The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Escrow Shares as contemplated by this Agreement.

1.2  Upon the execution of this Agreement, the Principal Stockholders shall deliver to the Escrow Agent stock certificates evidencing an aggregate of 7,200,000 shares of Common Stock, along with undated stock powers executed in blank with signature medallion guaranteed, as set forth on Schedule A (the “Escrow Shares”).

1.3  The parties hereby agree that the Escrow Shares shall be delivered as set forth below:

(i)  If the Company’s net income for Fiscal 2008, as disclosed in the Company’s Fiscal 2008 Financial Statements, is less than 59.99% of the Fiscal 2008 Performance Threshold, all of the Escrow Shares shall be distributed on a pro rata basis to the Purchasers based on the number of Preferred Shares owned by such Purchasers as of the date thereof. Within three (3) business days of the Purchasers’ receipt of the Fiscal 2008 Financial Statements, the Company and the Purchasers shall provide joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver the Escrow Shares to the Purchasers on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof in accordance with the terms of this Section 1.3(i).

(ii)  If the Company’s net income for Fiscal 2008, as disclosed in the Company’s Fiscal 2008 Financial Statements, is equal to or greater than 60% but less than 69.99% of the Fiscal 2008 Performance Threshold, the Escrow Agent shall deliver to (A) the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, 5,400,000 Escrow Shares and (B) the Principal Stockholders 1,800,000 Escrow Shares, on a pro rata basis. Within three (3) business days of the Purchasers’ receipt of the Fiscal 2008 Financial Statements, the Company and the Purchasers shall provide joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver the Escrow Shares to the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, and the Principal Stockholders in accordance with the terms of this Section 1.3(ii).

(iii)  If the Company’s net income for Fiscal 2008, as disclosed in the Company’s Fiscal 2008 Financial Statements, is equal to or greater than 70% but less than 79.99% of the Fiscal 2008 Performance Threshold, the Escrow Agent shall deliver to (A) the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, 3,600,000 Escrow Shares and (B) the Principal Stockholders 3,600,000 Escrow Shares, on a pro rata basis. Within three (3) business days of the Purchasers’ receipt of the Fiscal 2008 Financial Statements, the Company and the Purchasers shall provide joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver the Escrow Shares to the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, and the Principal Stockholders in accordance with the terms of this Section 1.3(iii).

(iv)  If the Company’s net income for Fiscal 2008, as disclosed in the Company’s Fiscal 2008 Financial Statements, is equal to or greater than 80% but less than or equal to 90% of the Fiscal 2008 Performance Threshold, the Escrow Agent shall deliver to (A) the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, 1,800,000 Escrow Shares and (B) the Principal Stockholders 5,400,000 Escrow Shares, on a pro rata basis. Within three (3) business days of the Purchasers’ receipt of the Fiscal 2008 Financial Statements, the Company and the Purchasers shall provide joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver the Escrow Shares to the Purchasers, on a pro rata basis based on the number of Preferred Shares owned by such Purchasers as of the date thereof, and the Principal Stockholders in accordance with the terms of this Section 1.3(iv).

(v)  If the Company’s net income for Fiscal 2008, as disclosed in the Company’s Fiscal 2008 Financial Statements, is equal to or greater than 90.01% of the Fiscal 2008 Performance Threshold, the Escrow Agent shall return and deliver all of the Escrow Shares to the Principal Stockholders at the address set forth in Section 4.3 hereof. Within three (3) business days of the Purchasers’ receipt of the Fiscal 2008 Financial Statements, the Company and the Purchasers shall provide joint written instructions to the Escrow Agent instructing the Escrow Agent to deliver the Escrow Shares to the Principal Stockholders in accordance with the terms of this Section 1.3(v).

Notwithstanding anything to the contrary herein, only those Purchasers who own Preferred Shares acquired pursuant to conversion of the Notes and remain shareholders of the Company at the time that any Escrow Shares become deliverable hereunder shall be entitled to their pro rata portion of such Escrow Shares.

1.4  If the Company does not achieve at least 90.01% of the Fiscal 2008 Performance Threshold, the Company shall use its reasonable best efforts to promptly cause the Escrow Shares to be delivered to the Purchasers, including causing its transfer agent promptly to issue the certificates in the names of the Purchasers and causing its securities counsel to provide any written instruction required by the Escrow Agent in a timely manner so that the issuances and delivery contemplated above can be achieved as soon as practicable following delivery of the Fiscal 2008 Financial Statements to the Purchasers.

1.5  The Company will provide the Purchasers with the Company’s Fiscal 2008 Financial Statements, on or before October 31, 2008, so as to allow the Purchasers the opportunity to evaluate whether the Fiscal 2008 Performance Threshold was attained.

1.6  Upon the joint written request of the Company and the Purchasers, the Escrow Agent shall deliver the Escrow Shares to each Purchaser and/or each Principal Stockholder pursuant to the joint written instructions of the Company and the Purchasers.

ARTICLE II
REPRESENTATIONS OF THE PRINCIPAL STOCKHOLDERS

2.1  Each of the Principal Stockholders hereby represents and warrants to the Purchasers as follows:

(i)  The Principal Stockholder is the record and beneficial owner of the Escrow Shares set forth next to such Principal Stockholder’s name on Schedule A and has good title to such Escrow Shares, free and clear of all pledges, liens, claims and encumbrances, except encumbrances created by this Agreement. There are no restrictions on the ability of the Principal Stockholder to transfer such Escrow Shares or to enter into this Agreement other than transfer restrictions under applicable federal and state securities laws. Upon any delivery of Escrow Shares to the Purchasers hereunder, the Purchasers will acquire good and valid title to such Escrow Shares, free and clear of any pledges, liens, claims and encumbrances.

(ii)  The performance of this Agreement and compliance with the provisions hereof will not violate any provision of any law applicable to the Principal Stockholder and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Principal Stockholder pursuant to the terms of the certificate of incorporation or by-laws of the Company or any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Principal Stockholder or affecting such Escrow Shares. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Principal Stockholder.

ARTICLE III
COVENANTS

3.1  If any Escrow Shares are distributed to the Purchasers hereunder, then the Company shall use commercially reasonable efforts to file a registration statement relating to the resale by the Purchasers of the Escrow Shares so distributed within 30 days following the date that the Escrow Agent is obligated hereunder to deliver any such Escrow Shares to the Purchasers and the Company shall thereafter use commercially reasonable efforts to cause such registration statement to become effective. The Purchasers shall provide such information to the Company as the Company may reasonably request in order to prepare such registration statement, including, without limitation, delivery to the Company of selling stockholder questionnaires. The Company shall cause such registration statement to remain effective until each Purchaser has sold any Escrow Shares received by it thereunder or until each Purchaser is permitted to resell all of the Escrow Shares received hereunder at one time pursuant to Rule 144(k) of the Securities Act of 1933, as amended.

ARTICLE IV
MISCELLANEOUS

4.1  [Intentionally Omitted].

4.2  No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

4.3  All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

If to Escrow Agent: Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Christopher S. Auguste, Esq.
Tel No.: (212) 715-9100
Fax No.: (212) 715-8000

If to the Company or the Principal Stockholder:

Jpak Group, Inc.
c/o Qingdao Renmin Printing Co., Ltd.
No. 15, Xinghua Road
Qingdao, Shandong Province
Postal Code 266401
P.R. China
Attention: Mr. Yijun Wang
Tel. No.: (532) 8463 0577
Fax No.: (532) 8463 0586

With a copy to:                    Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07086
Attention: Steven M. Skolnick, Esq.
Tel No.: (973) 597-2500
Fax No.: (973) 597-2400

If to the Purchasers:         Vision Opportunity Master Fund, Ltd.
20 W. 55th Street, 5th Floor
New York, New York 10019
Attention: Yiting Liu
Tel. No.: (212) 849-8238
Fax No.: (212) 867-1416

QVT Fund LP
c/o QVT Financial LP
1177 Avenue of the Americas
9th Floor
New York, New York 10036
Attention: Yi Cen
Tel. No.: (212) 705-8800
Fax No.: (212) 705-8820

Quintessence Fund L.P.
c/o QVT Financial LP
1177 Avenue of the Americas
9th Floor
New York, New York 10036
Attention: Yi Cen
Tel. No.: (212) 705-8800
Fax No.: (212) 705-8820

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

4.4  This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

4.5  This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

4.6  Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

4.7  The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

4.8  The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Principal Stockholders, the Purchasers and the Escrow Agent.

4.9  The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

4.10  The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

4.11  The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

4.12  The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. The Escrow Agent has acted as legal counsel for one of the Purchasers and may continue to act as legal counsel for such Purchaser from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company and the Purchasers consent to the Escrow Agent in such capacity as legal counsel for one of the Purchasers and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company and the Purchasers understand that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Escrow Agreement.

4.13  The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any Escrow Shares and other documents held by the Escrow Agent. In addition, the Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the Company and the Purchasers, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided above.

4.14  If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

4.15  It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrow Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the Escrow Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

4.16  The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

[Signature Page Follows]

[SIGNATURE PAGE TO SECURITIES ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___ day of August, 2007.

JPAK GROUP, INC.

By:__________________________________
Name:
Title:

PRINCIPAL STOCKHOLDERS:

JOYRICH GROUP LIMITED

By:____________________________________
Name:
Title:

FABREGAS GROUP LIMITED

By:____________________________________
Name:
Title:

STATEPRO INVESTMENTS LTD.

By:____________________________________
Name:
Title:

ESCROW AGENT:

KRAMER LEVIN NAFTALIS & FRANKEL LLP

By:____________________________________
Name:
Title:

PURCHASERS:

VISION OPPORTUNITY MASTER FUND, LTD.

By:_________________________________
Name:
    Title:

QVT FUND LP,
By its general partner, QVT Associates GP LLC

By:_________________________________
Name:
    Title:

By:_________________________________
Name:
    Title:

QUINTESSENCE FUND, L.P.,
By its general partner, QVT Associates GP LLC

By:_________________________________
Name:
    Title:

By:_________________________________
Name:
    Title:

Schedule A
Name of Principal Stockholder:	Number of Escrow Shares:

Joyrich Group Limited	5,738,400
Fabregas Group Limited	1,065,600
Statepro Investments Ltd.	396,000